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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 29, 2002



                     APACHE OFFSHORE INVESTMENT PARTNERSHIP
               (Exact name of registrant as specified in Charter)


              A DELAWARE
          GENERAL PARTNERSHIP                           1-13546                              41-1464066
     (State or Other Jurisdiction                     (Commission                         (I.R.S. Employer
           of Incorporation)                         File Number)                      Identification Number)


                              ONE POST OAK CENTRAL
                       2000 POST OAK BOULEVARD, SUITE 100
                            HOUSTON, TEXAS 77056-4400
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (713) 296-6000


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On March 29, 2002, Apache Corporation, the sole general partner of the Registrant, determined (i) not to engage Arthur Andersen LLP ("Andersen") to act as the Registrant's independent public accountants and (ii) to engage Ernst & Young LLP to serve as the Registrant's independent public accountants for the fiscal year ending December 31, 2002. This decision followed Apache Corporation's decision to seek proposals from other independent accountants to audit Apache's financial statements for the fiscal year ending December 31, 2002, announced on March 22, 2002.

The audit reports of Andersen on the consolidated financial statements of the Registrant and its subsidiary as of and for the fiscal years ended December 31, 2001 and December 31, 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Registrant's two most recent fiscal years ended December 31, 2001, and from January 1, 2002 through the date of this Form 8-K, there were no disagreements between the Registrant and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with their reports; and there were no reportable events, as described in Item 304(a)(1)(v) of Regulation S-K.

The Registrant provided Andersen with a copy of the above disclosures. A letter dated April 2, 2002, from Andersen stating its agreement with such statements is listed under Item 7 as Exhibit 16.1 and is incorporated herein by reference.

During the Registrant's two most recent fiscal years ended December 31, 2001, and from January 1, 2002 through the date of this Form 8-K, the Registrant did not consult Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, or any other matters or reportable events described in Items 304(a)(2)(i) and (ii) of Regulation S-K.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      EXHIBITS.

EXHIBIT NO.             DESCRIPTION
-----------             -----------
  *16.1                 Letter of Arthur Andersen LLP, dated April 2, 2002,
                        regarding change in certifying accountant.

----------------
 *  filed herewith



                                       2
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    APACHE OFFSHORE INVESTMENT PARTNERSHIP

                                    By:     Apache Corporation, General Partner


Date:  April 2, 2002                By:       /s/ Z. S. KOBIASHVILI
                                       -----------------------------------------
                                       Z. S. Kobiashvili
                                       Senior Vice President and General Counsel


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                                INDEX TO EXHIBITS


EXHIBIT NO.                DESCRIPTION
-----------                -----------

*16.1 Letter of Arthur Andersen LLP, dated April 2, 2002, regarding change in certifying accountant.

---------
*        filed herewith